9 th Annual Wells Fargo Pipeline and MLP Symposium Curt Anastasio, CEO and President December 7, 2010 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $4.4 billion
and an enterprise value of
approximately $6.3 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.6% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.5 billion
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (11/29/10): $67.43 $35.57
Annual Distribution/Unit: $4.30 $1.92
Yield (11/29/10): 6.38% 5.40%
Debt Balance (9/30/10) $1,991 million $19.5 million
Market Capitalization: $4,357 million $1,513 million
Enterprise Value $6,261 million $1,526 million
Total Assets (9/30/10) $5,191 million $618 million
Debt/Cap. (9/30/10) 42.5% n/a
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
83.1%
Membership Interest
82.4%
L.P. Interest
Public Unitholders
35.4 Million NSH Units
Public Unitholders
54.3 Million NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
15.6% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.2 Million NSH Units
NYSE:  NSH
NYSE: NS

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Leased Asphalt Terminal
NuStar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
East Refined Products Pipelines System
Ammonia Pipelines System
Caribbean

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in eight
different countries
including the U.S.,
Mexico, Netherlands,
Netherlands Antilles (i.e.
Caribbean), England,
Ireland, Scotland and
Canada
8,417 miles of crude oil
and refined product
pipelines
Own 88 terminal and
storage facilities
Over 93 million barrels of
storage capacity
2 asphalt refineries on
the U.S. East Coast
capable of processing
104,000 bpd of crude oil

45%
35%
20%
Percentage of 2010 Projected
Segment Operating Income
Approximately 80% of NuStar Energy’s 2010 segment operating income is projected to come from fee-based transportation and storage segments
Remainder of 2010 segment operating income is projected to relate to margin-
based asphalt and fuels marketing segment
Storage: 45%
Transportation: 35%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 20%
Asphalt
Fuels Marketing
Product Supply, Bunkering and Fuel Oil
Marketing
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas. 6

Increasing Distributable Cash Flows 7 NS Distributable Cash Flows ($ in Millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 $56 $68 $86 $102 $154 $214 $221 $319 $346

Transportation Segment Overview 8

2010 Transportation Segment Results Should be Improved over 2009..
2011 EBITDA Expected to be slightly less than 2010
Transportation Segment EBITDA
(in Millions)
2010 Summary
EBITDA $5-$10 million higher than 2009.
Throughputs higher than 2009.  Improving economy and customer turnaround delayed into 2011.
July 1, 2010 tariff decrease 1.3%.  Tariffs were 7.6% higher than 2009 for the first half of 2010.
2011 Outlook
$1-$5 million of additional EBITDA from internal growth projects.  Recently announced Eagle Ford  shale crude project to be completed in mid-2011.
Revised FERC Escalator in place July 1, 2011.  Tariffs projected to be up 4.5%.
(Assumed 1.3% FERC Escalator)
Throughputs projected to be down 1.6%.
Segment EBITDA down slightly in 2011.

Shale Formations
Bakken Shale Formation
Bakken Shale Formation ext
Niobrara Shale Formation
Barnett Shale Formation
Eagle Ford - Oil Window
Eagle Ford - Wet Gas Window
Eagle Ford - Dry Gas Window
Canada
MT
ND
MN
MI
WI
SD
WY
NE
IA
NV
UT
CO
KS
MO
OK
AR
TX
LA
PA
OH
IN
FL
Blue Island
St. James
CC North Beach
NuStar Pipelines
1 - Colorado Crude Gath System
2 - Wichita Falls Crude
3 - Southlake Pipeline
4 - Ardmore Crude
5 - Houston Pipeline
6 - Three Rivers to Tribble Lane
7 - Corpus - 3 Rivers Crude PL
8 - Corpus Christi Chemical PL
9 - CC - ODEM - 3 Rivers PL
0 100 200 400 Miles
Pettus
3 Rivers
McMullen
Goliad
Victoria
Refugio
Duval
Jim Wells
Nueces

Transportation Segment Assets in close
proximity to key Shale Formations
Transportation Segment Assets in close
proximity to key Shale Formations
Shale Development Strategy
Our strategy is to optimize and grow the existing asset base, and maximize the value of the assets located in or near shale developments

There are four key shale developments located in NuStar’s Mid-Continent and Gulf
Coast regions, including the Bakken, Niobrara, Barnett, and Eagle Ford developments

Recently announced agreement with Koch
Pipeline first NuStar project in Eagle Ford Shale
Companies agreed to a pipeline connection and capacity lease agreement
Allows NuStar to reactivate a 60-mile pipeline that has been idle since November 2005
Project connects our existing Pettus, Texas to Corpus Christi pipeline segment to Koch’s existing pipeline
Initial capacity agreement for 30 thousand barrels per day, could grow to 50 thousand barrels per day
Project cost $5 to $10 million
Expected in-service date mid-2011

Storage Segment Overview 12

2010 Storage Segment Results Should be Improved over 2009
..2011 EBITDA Expected to be Higher than
2010 due to Benefits from Internal Growth Program

Storage Segment EBITDA
(in Millions)
2010 Summary
EBITDA should be $14-$18 million higher than 2009.
Storage tank renewals and escalations increased revenues significantly during the year.
Two acquisitions should be closed during the year. (Mobile, AL. and Mersin, Turkey)
St. Eustatius terminal reconfiguration project and Texas City Strategic Ike project should be completed in Dec. 2010.
2011 Outlook
Demand for storage should remain strong
Internal growth projects should increase EBITDA by $30 to $40 million
St. James storage expansion project to be completed in August 2011 through January 2012.
Full year of EBITDA from  two acquisitions, St. Eustatius and Texas City 2010 projects.
2006 2007 2008 2009
$162
$177
$208
$242

Plan to expand our St. James, Louisiana
terminal in two phases
Phase 1 – Third-Party Crude Oil Storage
Construct 3.1 million barrels of crude oil storage
Projected CAPEX of $110 to $130 million, with projected average annual
EBITDA of $15 to $25 million
Expected in-service August 2011 through January 2012
Phase 2 – Third-Party Crude Oil Storage
Project in early planning stages
Should be similar in size to Phase 1 project
Could grow in size based on customer demand
Expected in-service in 2013

Plan to convert existing tanks and
construct new tanks for distillate service at
our St. Eustatius terminal
Conversion Project
Convert 600,000 barrels of storage from fuel oil to distillate service to capture higher storage fees
Expansion Project
Construct 900,000 barrels of new storage for distillate service
Interested customers include several national oil companies
Combined conversion and expansion projected CAPEX of $40 to $50 million, with projected average annual EBITDA of $5 to $10 million
Expected in-service by February 2012 (Conversion Project) and
September 2012 (Expansion Project)

BLACK SEA
TEKIRDAG
ISTANBUL
MARMARA SEA
CANAKKALE
IZMIT
K.EREGLI
SAMSUN
GIRESUN
TRABZON
HOPA
ANKARA
TURKEY
NEMRUT
IZMIR
GULLUK
ANTALYA
MERSIN
CEYHAN
AEGEAN SEA
MEDITERRANEAN SEA

Joint Venture (JV) Overview
NuStar entered into a $50-$60 million
JV agreement with S-Oil and Aves
Oil, two Turkish companies
The JV should own 100% of two
terminals in Mersin and land in
Giresun and Ceyhan
NuStar should own 75% of the JV
and operate the terminals
Both terminals connect via pipeline
to an offshore platform (SAVKA) 5
km off the Turkish coastline
The JV should own 67% of SAVKA
Upon Projected December Closing, Acquired Assets
in Turkey Provide Platform for Internal Growth
Growth Opportunities
Expansion project under development at Mersin
Expands existing storage by about 70 percent
Potential to tie into NATO Pipeline
Provides access to markets for military fuels
New terminal at Giresun
37-acre site with access to Black Sea ports
200,000 barrel fuel oil terminal under development
Second phase build-out to 1.9 million barrels under
evaluation
New terminal at Ceyhan
Ceyhan is the destination for pipelines delivering
crude from northern Iraq and the Caspian area to
the Mediterranean
173 acre property is well-suited for building up to
6.3 million barrels of storage and marine jetty

Asphalt & Fuels Marketing Segment Overview 17

$3.78
$8.75
$6.37
Improved Earnings in Bunkering, Heavy Fuels, Product and Crude Trading
Operations Should cause Segment Results to be higher in
2010…
Segment  Should See Slightly Improved Results in 2011
Asphalt & Fuels Marketing
U.S. East Coast Product Margin ($ per barrel)

2009
Actual
2008
Actual
2000-2007
Average
2010 Summary
Asphalt results expected to be comparable to 2009.
Due to weak demand in the residential and commercial real estate markets,  private sector industry asphalt demand was down substantially in 2010
Higher refinery margins increased refinery utilization rates higher than expected, causing VTB and asphalt supply to increase during the year.
During the 3   quarter,  pipeline disruptions of Canadian crude reduced heavy crude runs in the Northeast reducing asphalt supply.
Fuels Marketing portion of segment will be $25 to $35 million higher than 2009.
Increased Bunker Marketing earnings at St. Eustatius as well as higher sales volumes and increased margins at our Texas City facility contributed to this increase in earnings.
Increased Fuel Oil Trading business at Texas City, also expected to contribute to year over year increase.
2011 Outlook
Tighter Asphalt supply in the last half of 2011, due to Conoco Wood River coker coming on-line, should cause asphalt operations EBITDA to be improved.
Other operations in this segment should realize comparable results to 2010.
2006 2007 2008 2009
$27
$22
$37
$10
$90
$70
Asphalt
Fuels Marketing
$127
$80
EBITDA (in Millions)
rd

Working to Diversify our Crude Slate from Dependence on
Venezuelan crudes
Current PDV contract ends in the first quarter of 2015
Recently entered into a 10 thousand barrel per day contract to purchase offshore Brazilian Peregrino crude oil from Statoil.
3-year contract becomes effective late 2011 or early 2012.
Mid-Continent and Gulf Coast Asphalt Marketing dependent on
purchases of finished asphalt and asphalt component blending
Strategy is to negotiate asphalt off-take agreement with regional suppliers to reduce supply cost and assure availability
Supply Initiatives for Asphalt Operations:
Address Crude Availability/Price and Asphalt Supply Cost

Financial Overview 20

9/30/10 Revolver Availability
NuStar Revolver Availability has increased due to
Equity Issuances and Senior Note Issuance –
Credit Ratings and Metrics have Improved as a Result
Total Bank Credit $1,210
Less:
Borrowings (138)
Letters of Credit
Go Zone Financing (157)
Other (10)
Revolver Availability $905
Standard & Poor’s: BBB- (Stable
Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (9/30/10): 4.6x
Debt/Capitalization (9/30/10): 42.5%
Credit Ratings/Metrics
(Dollars in Millions)
5.0x Revolver Debt/EBITDA covenant limits true Revolver availability to
~$200 million at 9/30/10
All three Rating Agencies upgraded NuStar to Stable Outlook from
Negative Outlook during 2010

$1.2 billion Credit Facility $138
NuStar Logistics Notes (4.80%) 452
NuStar Logistics Notes (7.65%) 349
NuStar Logistics Notes (6.875%) 104
NuStar Logistics Notes (6.05%) 239
NuStar Pipeline Notes(5.875%) 256
NuStar Pipeline Notes (7.75%) 261
Other Debt 192
Total Debt $1,991
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2010 $0.8
2011 $0.8
2012 $536*
2013 $496
2014 $0
Thereafter $957
*  Primarily includes maturity of $138 million revolver
balance and $366 million of senior notes
9/30/10 Debt Structure 9/30/10 Debt Structure Maturities

No significant debt maturities until 2012 at which time the revolver and some senior notes become due
New Credit Revolver terms and pricing seem to be improving as economy improves
Current plan is to hold off closing on a new Revolver until 2012
Debt structure approximately 50% fixed rate – 50% variable rate

$11
$20
$13
$8
$128
$107
$153
$218
$3
$14
$20
$19
$36
$80
2008 Actual 2009 Actual 2010 Forecast 2011 Forecast
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
Majority of 2011 Internal Growth Capital
Will to be spent in the Storage Segment

(
Dollars in Millions)
Annual Internal Growth Spending By Business Segment
$146
$222
$325
$164
$23
$4

All Three Segments see EBITDA growth in 2010….
Total NuStar EBITDA should be higher in 2011
EBITDA Guidance Summary
Transportation up $5 to $10 million in 2010. Down slightly in 2011.
Storage up $14 to $18 million in 2010.  Internal growth projects should add $30 to $40 million to 2011 EBITDA.
Asphalt & Fuels Marketing
Asphalt Refining & Marketing operations for 2010 comparable to
2009.  2011 results should be slightly higher than 2010.
Fuels Marketing 2010 results should be $25 to $35 million higher than 2009.  2011 results comparable to 2010.
2010 NuStar EBITDA projected to be in the $480 to $500 million range.
2011 EBITDA higher, mostly driven by storage internal growth projects.

Large internal growth program continues …
NS distribution increase should be higher in 2011
Capital Spending Summary
Reliability capital spending should be $50 to $55 million in 2010 and 2011
Strategic capital spending should be $215 to $225 million in 2010 and
$320 to $330 million in 2011
NS Distribution Growth for 2011 should be higher than 2010
No plans to issue equity or additional debt in the remainder of 2010 and 2011
Plans could change if NuStar closes on a large acquisition

27 Appendix

Reconciliation of Non-GAAP Financial Information:
EBITDA and Distributable Cash Flow
The following is a reconciliation of net income to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008 2009
Net income 45,873 $       55,143 $       69,593 $       78,418 $       107,675 $     149,906 $     150,298 $     254,018 $       224,875 $
Plus interest expense, net 3,811            4,880            15,860          20,950          41,388          66,266          76,516          90,818            79,384
Plus income tax expense -                395               -                -                4,713            5,861            11,448          11,006            10,531
Plus depreciation and amortization expense 13,390          16,440          26,267          33,149          64,895          100,266        114,293        135,709          145,743
EBITDA 63,074          76,858          111,720        132,517        218,671        322,299        352,555        491,551          460,533
Less equity earnings from joint ventures 3,179            3,188            2,416            1,344            2,319            5,882            6,833            8,030              9,615
Less interest expense, net 3,811            4,880            15,860          20,950          41,388          66,266          76,516          90,818            79,384
Less reliability capital expenditures 2,786            3,943            10,353          9,701            23,707          35,803          40,337          55,669            45,163
Less income tax expense -                -                -                -                4,713            5,861            11,448          11,006            10,531
Plus mark-to-market impact on hedge transactions -                -                -                -                -                -                3,131            (9,784)             19,970
Plus charges reimbursed by general partner -                -                -                -                -                575               -                -                  -
Plus distributions from joint ventures 2,874            3,590            2,803            1,373            4,657            5,141            544               2,835              9,700
Plus other non-cash items -                -                -                -                2,672            -                -                -                  -
Distributable cash flow 56,172 $       68,437 $       85,894 $       101,895 $     153,873 $     214,203 $     221,096 $     319,079 $       345,510 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
(Unaudited, Dollars in Thousands)

Reconciliation of Non-GAAP Financial Information:
EBITDA
(Unaudited, Dollars in Thousands)
Projected net income range
Plus projected interest expense range
Plus projected income tax expense range
Plus projected depreciation and
amortization expense range
Projected EBITDA range
December 31, 2010
$ 236,000  - 253,000
77,000  - 78,000
14,000  - 15,000
153,000  - 154,000
$ 480,000  - 500,000
Year Ended
NuStar Energy L.P. utilizes EBITDA, which is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA is not intended to represent cash flows for the period or as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Reconciliation of Non-GAAP Financial Information:
Transportation Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009
Operating income 122,714 $          126,508 $                 135,086 $          139,869 $
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528
EBITDA 169,859 $          176,454 $                 185,835 $          190,397 $
Projected incremental operating income range $   5,000 - 9,000
Plus projected incremental depreciation and
amortization expense range 0 - 1,000
Projected incremental adjusted EBITDA range $ 5,000 - 10,000
Projected incremental operating income range $    1,000  - 4,000
Plus projected incremental depreciation and
amortization expense range 0  - 1,000
Projected incremental adjusted EBITDA range $    1,000  - 5,000
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA related to our internal growth program for the year ended December 31, 2011 compared to the year ended December 31, 2010:
Transportation
Segment
Year Ended December 31,
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA for the year ended December 31, 2010:
Transportation
Segment
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Storage Segment

The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009
Operating income 108,486 $           114,635 $                 141,079 $           171,245 $
Plus depreciation and amortization expense 53,121                 62,317                        66,706                 70,888
EBITDA 161,607 $           176,952 $                 207,785 $           242,133 $
Projected incremental operating income range $   8,000 - 11,000
Plus projected incremental depreciation and
amortization expense range       6,000 -  7,000
Projected incremental adjusted EBITDA range $ 14,000 - 18,000
Projected incremental operating income range $ 26,000  -  33,000
Plus projected incremental depreciation and
        amortization expense range      4,000  -  7,000
Projected incremental adjusted EBITDA range $ 30,000  -  40,000
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA related to our internal growth program for the year ended December 31, 2011 compared to the year ended December 31, 2010:
Storage
Segment
Year Ended December 31,
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA for the year ended December 31, 2010:
Storage
Segment
(Unaudited, Dollars in Thousands)
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Internal Growth Program
St. James, LA
Terminal
Expansion Phase 1
St. Eustatius
Distillate Project
Projected annual operating income range $    11,000  -  20,000 $    4,000  -  8,000
Plus projected annual depreciation and
        amortization expense range      4,000  -  5,000      1,000  -  2,000
Projected annual adjusted EBITDA range $    15,000  -  25,000 $    5,000  -  10,000
The following is a reconciliation of projected annual operating income to projected annual adjusted EBITDA for certain projects in our storage segment related to our internal growth program:

EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
(Unaudited, Dollars in Thousands)

Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing Segment

The following is a reconciliation of operating income to EBITDA for the asphalt and fuels marketing segment:
2006 2007 2008 2009
Operating income 26,915 $                         21,111 $                         112,506 $                       60,629 $
Plus depreciation and amortization expense -                                   423                                  14,734                            19,463
EBITDA 26,915 $                         21,534 $                         127,240 $                       80,092 $
Fuels Marketing
Operations Asphalt Operations
Asphalt and Fuels
Marketing Segment
Projected incremental operating income range $    25,000  -  35,000 - $                                    $    25,000  -  35,000
   Plus projected incremental depreciation and
      amortization expense range
-                                        -                                        -
Projected incremental adjusted EBITDA range $    25,000  -  35,000 - $                                    $    25,000  -  35,000
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA for the asphalt and fuels marketing segment:
Year Ended December 31,
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
(Unaudited, Dollars in Thousands)